Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 2, WAIVER AND CONSENT, dated as of March 18, 2021 (this “Amendment & Waiver”), to the Credit Agreement dated as of March 24, 2016, as amended and restated as of December 14, 2017, as further amended and restated as of May 7, 2019, as further amended and restated as of September 11, 2019 and as amended by Amendment No. 1 dated as of November 14, 2019 (the “Existing Credit Agreement”), among CENTENE CORPORATION, a Delaware corporation (the “Company”), the LENDERS party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Existing Credit Agreement as amended by this Amendment & Waiver.
WHEREAS, the Lenders, the Issuing Lenders and the Swing Line Lender party to the Existing Credit Agreement have agreed to extend credit to the Company under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that, on the Amendment & Waiver Effective Date (as defined below), certain provisions of the Existing Credit Agreement be waived and amended in connection with the Magellan Acquisition; and
WHEREAS, the Administrative Agent and each of the Lenders party hereto, which Lenders constitute the Required Lenders under the Existing Credit Agreement, are willing to agree to the foregoing, in each case, on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1. Amendment of the Existing Credit Agreement. Effective as of the Amendment and Waiver Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a) Section 1.1 is amended by adding the following definitions in appropriate alphabetical order:
“Magellan” means Magellan Health, Inc., a Delaware corporation.
“Magellan Acquisition” means the merger of Mayflower Merger Sub, Inc., a Delaware corporation, with and into Magellan, with Magellan surviving, pursuant to the Magellan Acquisition Agreement.
“Magellan Acquisition Agreement” means the Agreement and Plan of Merger, dated as of January 4, 2021, by and among the Company, Mayflower Merger Sub, Inc., a Delaware corporation, and Magellan.
“Magellan Senior Notes” means any senior unsecured notes of the Company (or a special purpose escrow subsidiary thereof prior to assumption by the Company) issued and sold to (a) provide a portion of the cash consideration payable for the Magellan Acquisition and to consummate the other transactions contemplated by the Magellan Acquisition Agreement, (b) prepay or redeem certain existing and outstanding indebtedness of Magellan, (c) pay fees, commissions and expenses in connection with the foregoing and (d) finance ongoing working capital requirements and other general corporate purposes.

(b) Section 1.1 is amended by replacing the following definitions thereof in their entirety with the following:
“Fixed Charge Coverage Ratio” means, for any Computation Period, the ratio of (a) the total for such period of EBITDA minus the sum of income taxes paid in cash by the Loan Parties, all non-financed Capital Expenditures and cash dividends paid by the Company to (b) the sum for such period of (i) cash Interest Expense plus (ii) required payments of principal of Funded Debt (excluding (x) any balloon payments at maturity and (y) any payments in connection with any special mandatory redemption of the New Senior Notes as a result of the Wellington Acquisition not being consummated) (but, for all purposes of this definition, treating Unrestricted Subsidiaries as if they were not consolidated with the Company and otherwise eliminating all accounts of Unrestricted Subsidiaries); provided however, that (i) until the earlier of (x) the consummation of the Wellington Acquisition pursuant to the Wellington Acquisition Agreement and (y) September 26, 2020, for purposes of this definition, Interest Expense shall not include any Interest Expense in respect of New Senior Notes that are subject to special mandatory redemption provisions related to the consummation of the Wellington Acquisition and (ii) until the earlier of (x) the consummation of the Magellan Acquisition and (y) January 11, 2022, for purposes of this definition, Interest Expense shall not include any Interest Expense in respect of Magellan Senior Notes that are subject to special mandatory redemption provisions related to the consummation of the Magellan Acquisition.
“Total Debt to EBITDA Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) (i) Total Debt as of such day less (ii) the lesser of (x) unrestricted cash and cash equivalents of the Company and its Subsidiaries as of such day in excess of $50,000,000 and (y) $750,000,000 to (b) EBITDA for the Computation Period ending on such day; provided however, that (i) until the earlier of (x) the consummation of the Wellington Acquisition pursuant to the Wellington Acquisition Agreement and (y) September 26, 2020, for purposes of this definition (A) Total Debt shall not include any New Senior Notes that are subject to special mandatory redemption provisions related to the consummation of the Wellington Acquisition and (B) the proceeds of any such New Senior Notes shall not be included in unrestricted cash and cash equivalents of the Company and its Subsidiaries and (ii) until the earlier of (x) the consummation of the Magellan Acquisition and (y) January 11, 2022, for purposes of this definition (A) Total Debt shall not include any Magellan Senior Notes that are subject to special mandatory redemption provisions related to the consummation of the Magellan Acquisition and (B) the proceeds of any such Magellan Senior Notes shall not be included in unrestricted cash and cash equivalents of the Company and its Subsidiaries.
SECTION 2. Waiver. Notwithstanding anything to the contrary in the Existing Credit Agreement, including Section 11.12.2 thereof, the Lenders party hereto, constituting the Required Lenders, hereby agree that the Company shall be entitled to make an Acquisition Covenant Election in respect of the Magellan Acquisition during the Fiscal Quarter that the Magellan Acquisition is consummated without regard to the provisions of Section 11.12.2 that require five full Fiscal Quarters to elapse since the Acquisition Covenant Election in connection with the Wellington Acquisition.
SECTION 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment & Waiver Effective Date, that:
(a)this Amendment & Waiver has been duly authorized by all necessary action of the Company, and this Amendment & Waiver has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar Laws affecting the enforceability of creditors’ rights generally and to general principles of equity;
(b)after giving effect to this Amendment & Waiver, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment & Waiver Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date; and
(c)on and as of the Amendment & Waiver Effective Date, after giving effect to this Amendment & Waiver, no Event of Default or Unmatured Event of Default has occurred and is continuing under the Existing Credit Agreement.
SECTION 4. Effectiveness. The amendments as set forth in Section 1 hereof and the waiver as set forth in Section 2 hereof shall become effective on the first date on which the following conditions shall have been satisfied or waived (the “Amendment & Waiver Effective Date”):
(a)The Administrative Agent shall have executed a counterpart hereto and shall have received from (i) the Company and (ii) Lenders party to the Existing Credit Agreement that together constitute the Required Lenders under the Existing Credit Agreement either (A) a counterpart of this Amendment & Waiver signed on behalf of such party or (B) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Amendment & Waiver) that such party has signed a counterpart of this Amendment & Waiver.
(b)The Administrative Agent shall have received a certificate, dated the Amendment & Waiver Effective Date and signed by a Senior Officer on behalf of the Company, certifying that the representations and warranties set forth in Section 3 hereof are true and correct as of the Amendment & Waiver Effective Date.
The Administrative Agent shall notify the Company and the Lenders of the Amendment & Waiver Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of Amendment & Waiver; No Novation.
(a)Except as expressly set forth herein, this Amendment & Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Lenders, the Swing Line Lender or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof.
(b)Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(c)On and after the Amendment & Waiver Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall refer to the Existing Credit Agreement as amended, waived and consented hereby, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Existing Credit Agreement as amended hereby. This Waiver shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.
(d)This Amendment & Waiver shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement. Nothing expressed or implied in this Amendment & Waiver, the Existing Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Company under the Existing Credit Agreement or any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 6. Governing Law. THIS AMENDMENT & WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment & Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment & Waiver by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment & Waiver. Electronic records of executed Loan Documents maintained by the Lenders shall be deemed to be originals. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment & Waiver shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 8. Severability. Any provision of this Amendment & Waiver held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment & Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment & Waiver.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment & Waiver to be duly executed by their respective authorized officers as of the date set forth above.

CENTENE CORPORATION

by /s/ Jeffrey A. Schwaneke
Name: Jeffrey A. Schwaneke
Title: Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

by /s/ Jordan Harris
Name:    Jordan Harris
Title: Managing Director

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

BARCLAYS BANK, PLC

by /s/ Anh Tran
Name:    Anh Tran
Title: Assistant Vice President

Current Revolving Commitment: $225,000,000
Current Revolving Outstandings: $16,733,031.09
Current 2019 Incremental Term Loan: $25,000,000.00

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

BMO Harris Bank NA

by /s/ Robert M. Sander
Name:    Robert M. Sander
Title: Director

Current Revolving Commitment: $60,000,000
Current Revolving Outstandings: $0.00
Current 2019 Incremental Term Loan: $115,000,000

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

Bank of America, N.A.

by /s/ Yinghua Zhang
Name:    Yinghua Zhang
Title: Director

Current Revolving Commitment: $205,000,000
Current Revolving Outstandings:
Current 2019 Incremental Term Loan: $185,000,000

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

CIBC Bank USA

by /s/ Kloie McCann
Name:    Kloie McCann
Title: Managing Director

Current Revolving Commitment: $50,000,000
Current Revolving Outstandings: $3,856,022.43
Current 2019 Incremental Term Loan: $90,000,000

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

FIFTH THIRD BANK, NATIONAL ASSOCIATION

by /s/ Nathaniel E. Sher
Name:    Nathaniel E. (Ned) Sher
Title: Managing Director

Current Revolving Commitment: $175,000,000
Current Revolving Outstandings: $13,536,810.86 (3/16/21)
Current 2019 Incremental Term Loan: $60,000,000

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

Huntington National Bank

by /s/ Joseph A. Miller
Name:    Joseph A. Miller
Title: Managing Director

Current Revolving Commitment: $[ ]
Current Revolving Outstandings: $[ ]
Current 2019 Incremental Term Loan: $50,000,000

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

JPMorgan Chase Bank, N.A.

by /s/ Danielle D. Babine
Name:    Danielle D. Babine
Title: Vice President

Current Revolving Commitment: $225,000,000.00
Current Revolving Outstandings:
Current 2019 Incremental Term Loan: $185,000,000.00

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

MUFG BANK, LTD.

by /s/ Teuta Ghilaga
Name:    Teuta Ghilaga
Title: Director

Current Revolving Commitment: $125.0 million
Current Revolving Outstandings: $10.08 million
Current 2019 Incremental Term Loan: $185.0 million

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

PNC BANK, NATIONAL ASSOCIATION

by /s/ Matthew Titus
Name:    Matthew Titus
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

REGIONS BANK

by /s/ Anne Silvestri
Name:    Anne Silvestri
Title: Managing Director

Current Revolving Commitment: $175,000,000
Current Revolving Outstandings: $13,616,457
Current 2019 Incremental Term Loan: $45,000,000

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

STIFEL BANK & TRUST

by /s/ Matthew Diehl
Name:    Matthew Diehl
Title: Senior Vice President

Current Revolving Commitment: $60,000,000.00
Current Revolving Outstandings: $4,494,591.70
Current 2019 Incremental Term Loan: $0.00

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

TRUIST BANK

by /s/ Katie Lundin
Name:    Katie Lundin
Title: Director

Current Revolving Commitment: $225,000,000.00
Current Revolving Outstandings: $17,410,834.36
Current 2019 Incremental Term Loan: $100,000,000.00

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

U.S. Bank National Association

by /s/ David C. Mruk
Name:    David C. Mruk
Title: SVP

Current Revolving Commitment: $175,000,000.00
Current Revolving Outstandings: approx. $13,500,000.00
Current 2019 Incremental Term Loan: $45,000,000.00

LENDER SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF CENTENE CORPORATION

WELLS FARGO BANK, NATIONAL ASSOCIATION

by /s/ Jordan Harris
Name:    Jordan Harris
Title: Managing Director

Current Revolving Commitment: $225,000,000
Current 2019 Incremental Term Loan: $275,000,000